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                                                                     EXHIBIT 4.1

                         [FACE OF CERTIFICATE OF STOCK]

Incorporated in Delaware 2003                            COMMON STOCK

           NUMBER                                        SHARES

    TRANSFERABLE IN                                      CUSIP 68555P 10 0
     NEW YORK, NY                         SEE REVERSE FOR CERTAIN DEFINITIONS
  AND JERSEY CITY, NJ

                                      ORBCOMM INC.

THIS CERTIFIES THAT

IS THE OWNER OF

      FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF ORBCOMM Inc. (hereinafter called the Corporation) transferable on the books of the Corporation by said owner in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by a Transfer Agent and registered by a Registrar.

            Witness the seal of the Corporation and the signatures of its duly authorized officers.

            [the words "CERTIFICATE OF STOCK" are superimposed over the foregoing text]

Dated

      SECRETARY                                  CHIEF EXECUTIVE OFFICER

                             [CORPORATE SEAL OF ORBCOMM INC. - 2003 - DELAWARE]

                             COUNTERSIGNED AND REGISTERED:

                             MELLON INVESTOR SERVICES LLC
                             TRANSFER AGENT AND REGISTRAR,

                              BY                 AUTHORIZED SIGNATURE

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                        [REVERSE OF CERTIFICATE OF STOCK]
                                  ORBCOMM INC.

      The Corporation will furnish without charge to each shareholder who so requests, a copy of the provisions setting forth the voting powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which the Corporation is authorized to issue, and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request may be addressed to the Secretary of the Corporation or to the Transfer Agent named on the face hereof.

      The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right
           of survivorship and not as
           tenants in common

UNIF GIFT MIN ACT -- ______________ Custodian ____________________
                       (Cust)                     (Minor)

Under Uniform Gifts to Minors Act __________________________
                                         (State)

      Additional abbreviations may also be used though not in the above list.

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      For Value Received, ____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________

_______________________________________

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________



__________________________________________________________________________Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_________________________

                       _________________________________________________________
                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                               WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

____________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15

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